As filed with the Securities and Exchange Commission on March 25, 2015

Registration No. 333-202708

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	6021	05-0412693
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One Citizens Plaza

Providence, RI 02903

(401) 456-7000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Stephen T. Gannon

General Counsel and Chief Legal Officer

Citizens Financial Group, Inc.

One Citizens Plaza

Providence, RI 02903

(401) 456-7000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

Nicholas A. Kronfeld Luigi L. De Ghenghi Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 (212) 450-4000	Leslie N. Silverman Derek M. Bush Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 (212) 225-2000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to Be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount Of Registration Fee(2)
Common Stock, par value $0.01 per share	132,250,000	$24.88	$3,290,380,000	$382,342.16(3)

(1)	Includes 17,250,000 shares which the underwriters have the right to purchase to cover over-allotments.
(2)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933. The price per share and aggregate offering price are based on the average of the high and low price of the Registrant’s common stock on March 20, 2015, as reported on the New York Stock Exchange.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment is to file certain exhibits to the registration statement as indicated in Item 16(a) of Part II of this amendment. No change is made to the preliminary prospectus constituting Part I of the registration statement or Items 13, 14, 15, or 17 of Part II of the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Item 16(a) of Part II and the signatures of the registration statement.

Item 16.	Exhibits and Financial Statement Schedules.

(a)	The following exhibits are filed as part of this Registration Statement:

Exhibit Number	Description
1.1	Form of Underwriting Agreement***

3.1	Amended and Restated Certificate of Incorporation of the Registrant as in effect on the date hereof (incorporated herein by reference to Exhibit 3.1 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

3.2	Bylaws of the Registrant (as amended and restated on February 13, 2015) (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K, filed February 18, 2015)

4.1	Agreement to furnish to the Securities and Exchange Commission upon request a copy of instruments defining the rights of holders of certain long-term debt of the Registrant and consolidated subsidiaries**

5.1	Opinion of Davis Polk & Wardwell LLP***

10.1	Separation and Shareholder Agreement between the Registrant and The Royal Bank of Scotland Group plc (incorporated herein by reference to Exhibit 10.1 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

10.2	Transitional Services Agreement between the Registrant and The Royal Bank of Scotland Group plc (incorporated herein by reference to Exhibit 10.2 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

10.3	Trademark License Agreement between the Registrant and The Royal Bank of Scotland Group plc (incorporated herein by reference to Exhibit 10.3 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

10.4	Registration Rights Agreement between the Registrant and The Royal Bank of Scotland Group plc (incorporated herein by reference to Exhibit 10.4 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

10.5	Amended and Restated Master Service Agreement between Citizens Bank, N.A. and RBS Business Services Private LTD (incorporated herein by reference to Exhibit 10.5 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

10.6	Transitional Services Agreement between Citizens Bank, N.A. and RBS Global Trade Service Centre Private Limited (incorporated herein by reference to Exhibit 10.6 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)

10.7	Citizens Financial Group, Inc. Converted Equity 2010 Deferral Plan (incorporated herein by reference to Exhibit 10.7 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)†

10.8	Citizens Financial Group, Inc. Converted Equity 2010 Long Term Incentive Plan (incorporated herein by reference to Exhibit 10.8 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)†

10.9	Citizens Financial Group, Inc. 2014 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.11 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)†

10.10	Citizens Financial Group, Inc. 2014 Omnibus Incentive Plan Form of Restricted Stock Unit Agreement†**

10.11	Citizens Financial Group, Inc. 2014 Omnibus Incentive Plan Form of Performance Share Unit Award Agreement†**

Exhibit Number	Description

10.12	Citizens Financial Group, Inc. 2014 Omnibus Incentive Plan Form of Role-Based Allowance-Share Award Agreement†**

10.13	Citizens Financial Group, Inc. 2014 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 99.3 of the Registration Statement on Form S-8, filed September 26, 2014)†

10.14	Citizens Financial Group, Inc. Non-Employee Directors Compensation Policy (incorporated herein by reference to Exhibit 10.9 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)†

10.15	Citizens Financial Group, Inc. 2014 Non-Employee Directors Compensation Plan (incorporated herein by reference to Exhibit 99.2 of the Registration Statement on Form S-8, filed September 26, 2014)†

10.16	Citizens Financial Group, Inc. 2014 Non-Employee Directors Compensation Plan Award Agreement (incorporated herein by reference to Exhibit 10.10 of the Quarterly Report on Form 10-Q/A, filed November 14, 2014)†

10.17	Amended and Restated Deferred Compensation Plan for Directors of Citizens Financial Group, Inc., effective January 1, 2009 (incorporated herein by reference to Exhibit 10.19 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.18	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.5 of Amendment No. 3 to the Registration Statement on Form S-1, filed September 8, 2014)†

10.19	The Royal Bank of Scotland Group, plc 2007 Executive Share Option Plan (incorporated herein by reference to Exhibit 10.16 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.20	Form of The Royal Bank of Scotland Group, plc 2007 Executive Share Option Plan Award Certificate (incorporated herein by reference to Exhibit 10.17 of Amendment No. 2 of the Registration Statement on Form S-1, filed August 15, 2014)†

10.21	Amended and Restated CFG Voluntary Executive Deferred Compensation Plan, effective January 1, 2009 and amended and restated on September 1, 2014†**

10.22	Amended and Restated Citizens Financial Group, Inc. Deferred Compensation Plan, effective January 1, 2009 (incorporated herein by reference to Exhibit 10.20 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.23	Citizens Financial Group, Inc. Form of Deferred Cash Award Agreement†**

10.24	Citizens Financial Group, Inc. Executive Severance Practice (incorporated herein by reference to Exhibit 10.21 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.25	Form of The Royal Bank of Scotland Group, plc 2010 Deferral Plan Award Certificate (incorporated herein by reference to Exhibit 10.23 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.26	Form of The Royal Bank of Scotland Group, plc 2010 Long Term Incentive Plan Award Certificate (incorporated herein by reference to Exhibit 10.25 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.27	Form of The Royal Bank of Scotland Group, plc 2010 Long Term Incentive Plan Award Certificate for Bruce Van Saun (incorporated herein by reference to Exhibit 10.26 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.28	Citizens Financial Group, Inc. Performance Formula and Incentive Plan†**

Exhibit Number	Description

10.29	Form of The Royal Bank of Scotland Group, plc CFG Special (IPO) Award Certificate (incorporated herein by reference to Exhibit 10.35 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.30	Form of Role Based Allowance Letter (incorporated herein by reference to Exhibit 10.36 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.31	Employment Agreement, dated October 1, 2013, between the Registrant and Bruce Van Saun (incorporated herein by reference to Exhibit 10.6 of Amendment No. 2 to the Registration Statement on Form S-1, filed August 15, 2014)†

10.32	Offer Letter, dated November 6, 2013, between The Royal Bank of Scotland Group, plc and Bruce Van Saun (incorporated herein by reference to Exhibit 10.7 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.33	Employment Agreement, dated March 21, 2007, between RBS North America Services, Inc. and Ellen Alemany (incorporated herein by reference to Exhibit 10.8 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.34	Side Letter, dated March 21, 2007, between RBS North America Services, Inc. and Ellen Alemany (incorporated herein by reference to Exhibit 10.9 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.35	Separation and Release Agreement, dated May 13, 2013, between the Registrant, The Royal Bank of Scotland Group, plc and Ellen Alemany (incorporated herein by reference to Exhibit 10.10 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.36	Offer Letter, dated August 28, 2007, between RBS North America Services, Inc. and Robert D. Matthews, Jr. (incorporated herein by reference to Exhibit 10.11 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.37	Side Letter, dated May 17, 2010, between the Registrant and Robert D. Matthews, Jr. (incorporated herein by reference to Exhibit 10.12 of Amendment No. 2 to Registration Statement on Form S-1, filed August 15, 2014)†

10.38	Offer Letter, dated September 18, 2007, as amended on August 14, 2014, between RBS North America Services, Inc. and John Fawcett†**

10.39	Offer Letter, dated May 23, 2008, as amended on August 6, 2014 between the Registrant and Brad Conner†**

10.40	Offer Letter, dated September 13, 2010, as amended on January 20, 2015, between the Registrant and Nancy Shanik†**

10.41	Executive Employment Agreement dated July 1, 2014 between the Registrant and Stephen Gannon†**

10.42	Supplemental Retirement Agreement, dated October 31, 1995, as amended, between Charter One Financial, Inc. and Charles J. Koch (incorporated herein by reference to Exhibit 10.37 of Amendment No. 3 to Registration Statement on Form S-1, filed September 8, 2014)†

10.43	Executive Employment Agreement dated March 6, 2015 between the Registrant and Eric Aboaf†***

10.44	Retirement Agreement dated March 9, 2015 between the Registrant and John Fawcett†***

10.45	Executive Employment Agreement dated March 23, 2015 between the Registrant and Donald H. McCree III†*

Exhibit Number	Description

11.1	Statement re computation of earnings per share (previously filed as Note 25 to the audited consolidated financial statements)**

21.1	Subsidiaries of the Registrant**

23.1	Consent of Deloitte & Touche LLP***

23.2	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)***

24.1	Power of Attorney (previously included on the signature page to the Registration Statement filed March 12, 2015)

*	Filed herewith.
**	Previously filed with our 2014 Form 10-K incorporated by reference herein.
***	Previously filed.
†	Indicates management contract or compensatory plan or arrangement.

(b) No financial statement schedules are provided because the information called for is not required or is shown either in the financial statements or the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 25th day of March, 2015.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Bruce Van Saun
Name: Bruce Van Saun
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce Van Saun Bruce Van Saun	Chairman and Chief Executive Officer (principal executive officer)	March 25, 2015

* Mark Casady	Director	March 25, 2015

* Anthony Di Iorio	Director	March 25, 2015

* Robert Gillespie	Director	March 25, 2015

* William P. Hankowsky	Director	March 25, 2015

* Howard W. Hanna III	Director	March 25, 2015

* Leo I. Higdon	Director	March 25, 2015

Signature	Title	Date

* Charles J. Koch	Director	March 25, 2015

* Arthur F. Ryan	Director	March 25, 2015

* Shivan S. Subramaniam	Director	March 25, 2015

* Wendy A. Watson	Director	March 25, 2015

* Marita Zuraitis	Director	March 25, 2015

/s/ John Fawcett John Fawcett	Executive Vice President and Chief Financial Officer (principal financial officer)	March 25, 2015

/s/ Ronald S. Ohsberg Ronald S. Ohsberg	Executive Vice President and Controller (principal accounting officer)	March 25, 2015

*By:	/s/ Bruce Van Saun
Name: Bruce Van Saun
Title: Attorney-in-Fact